Concentrations and Credit Risk	12 Months Ended
Mar. 31, 2013
Accounting Policies [Abstract]
Concentrations and Credit Risk
15	Concentrations and Credit Risk

The Group operates principally in the PRC (including Hong Kong) and grants credit to its customers in this geographic region. Although the PRC is economically stable, it is always possible that unanticipated events in foreign countries could disrupt the Group’s operations.

Financial instruments that potentially subject the Group to a concentration of credit risk consist of cash, trade and notes receivables.

At March 31, 2012 and 2013, the Company had credit risk exposure of uninsured cash in banks of approximately $3,014,000 and $2,154,000, respectively.

A substantial portion, 60%, 66% and 52% of revenue, was generated from one customer for the years ended March 31, 2011, 2012 and 2013, respectively.

The net sales to customers representing at least 10% of net total sales are as follows:

	Year Ended March 31,
	2011		2012		2013
	$ in thousands	%	$ in thousands	%	$ in thousands	%

Sunbeam Products, Inc.	16,934	60	17,499	66	15,818	52
Fitbit, Inc.	—	—	106	1	5,493	18
Gottl Kern + Sohn GMBH	3,970	14	3,744	14	3,814	13

		74		81		83

The following customers had balances greater than 10% of the total trade receivables at the respective balance sheet dates set forth below:

	March 31,
	2012		2013
	$ in thousands	%	$ in thousands	%

Sunbeam Products, Inc.	1,230	59	1,152	42
Fitbit, Inc.	16	1	884	32
Pitney Bowes Inc.	455	22	347	13

		82		87

At March 31, 2012 and 2013, these customers accounted for 82% and 87%, respectively, of net trade receivables. The trade receivables have repayment terms of not more than twelve months. Trade receivables for two customers (Sunbeam Products, Inc. and Fitbit, Inc.) accounted for 74% of total trade receivables as of March 31, 2013 (2012: 60%), and they were covered by credit insurance under a factoring agreement with a bank. The Group does not require collateral to support financial instruments that are subject to credit risk.